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                               GUARANTY AGREEMENT

                                      AMONG


                                STERICYCLE, INC.,



                                       AND


                              FLEET NATIONAL BANK,
                                   AS TRUSTEE


                                       AND


             RHODE ISLAND INDUSTRIAL-RECREATIONAL BUILDING AUTHORITY

                            DATED AS OF JUNE 1, 1992



- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                               GUARANTY AGREEMENT


     This Guaranty Agreement dated as of June 1, 1992 (the "Guaranty") among Stericycle, Inc. (the "Obligor"), Fleet National Bank, as trustee (the "Trustee"), a commercial banking institution duly organized and validly existing under the laws of the State of Rhode Island having its principal office in Providence, Rhode Island, as Trustee under a Trust Indenture dated as of June 1, 1992, between the Rhode Island Industrial Facilities Corporation and the Trustee (the "Indenture") and the Rhode Island Industrial-Recreational Building Authority (the "Authority"), a body corporate and politic and a public instrumentality of the State.

                                   WITNESSETH:

     WHEREAS, the Rhode Island Industrial Facilities Corporation (the "Issuer") intends to issue its Industrial Development Revenue Bonds (Industrial-Recreational Building Authority Program - Stericycle, Inc. Project - 1992 Series) in the principal amount of $2,030,000 (the "Bonds"); and

     WHEREAS, the Bonds are to be issued pursuant to Chapter 37.1 of Title 45 of the Rhode Island General Laws (1956), as amended (the "Act"), a resolution of the Issuer adopted on June 22, 1992 and the Indenture; and

     WHEREAS, the proceeds derived from the issuance of the Bonds are to be applied by the Issuer to finance the acquisition, construction, renovation and equipping of the Project as defined in, and pursuant to the terms of, the Lease Agreement dated as of June 1, 1992 (the "Lease") between the Issuer and Stericycle, Inc. the Obligor); and

     WHEREAS, pursuant to the Lease the Issuer has leased the Project to the Obligor for its use in the treatment and conversion of medical waste into recyclable raw material for secondary use; and

     WHEREAS, the payment of principal and interest on the Bonds is an obligation of the Obligor pursuant to the Lease; and

     WHEREAS, such payments have been assigned to Fleet National Bank, as Trustee for the Bondholders (the "Trustee"); and

     WHEREAS, the Bonds are secured, inter alia, by a Mortgage dated as of June 1, 1992 (the "Mortgage") pursuant to which the Issuer has granted and conveyed to the Trustee a Mortgage covering the Facilities and the Premises (as defined in the Lease) constituting the Project; and

     WHEREAS, the Bonds are further secured by a Security Agreement dated as of June 1, 1992 (the "Security Agreement") pursuant to which the Issuer has granted and conveyed to the Trustee a Security Agreement covering the Equipment (as defined in the Lease) constituting the Project; and

     WHEREAS, the obligations of the Issuer under the Bonds and the performance by the Issuer of the terms of the Mortgage and the Security Agreement are to be insured by the Authority pursuant to the Mortgage Insurance Agreement (Real Estate) and the Mortgage Insurance Agreement (Equipment) (collectively, the "Mortgage Insurance Agreements") among the Authority, the Issuer and the Trustee; and

     WHEREAS, the Authority has indicated that it will not enter into the Commitment Agreement or deliver the Mortgage Insurance Agreements pursuant thereto unless the Obligor guarantees the payment of the Bonds including a guaranty to the Authority of any and all obligations undertaken by the Authority as the insurer of the Mortgage and the Security Agreement; and

     WHEREAS, the financing of the Project will result in a financial benefit to the Obligor; and

     WHEREAS, the Obligor is desirous that the Authority enter into the Mortgage Insurance Agreements;

     NOW, THEREFORE, in consideration of the premises, and as an inducement to the Authority to execute and deliver the Mortgage Insurance Agreements, and in order to enhance the security for the Bonds and thereby achieve interest cost and other savings to the Obligor which will inure to the benefit of the Obligor, the Obligor does hereby, subject to the terms hereof, covenant and agree with the Trustee and the Authority as follows (all capitalized terms shall be as defined in the Lease):

                                    ARTICLE I

                REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS

     SECTION 1.1. The Obligor does hereby represent and warrant that:

          (a) the Obligor is duly incorporated and in good standing in the State of Rhode Island; and is in good standing and duly qualified to do business in the State of Rhode Island;

          (b) the Obligor has the power to enter into this Guaranty, and has duly authorized the execution and delivery of this Guaranty by proper corporate action;

          (c) neither this Guaranty, nor the execution and delivery hereof, nor the agreement herein contained is prevented or limited by, contravenes or constitutes a default under any agreement, instrument or indenture to which the Obligor is a party, or by which it is bound, or any provision of the Obligor's Articles of Incorporation, By-laws or any other requirement of law;

          (d) this Guaranty constitutes a valid and legally binding obligation of the Obligor and is enforceable in accordance with its terms against each of them, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights heretofore or hereafter enacted to the extent constitutionally applicable and subject to the exercise of judicial discretion in appropriate cases; and

          (e) there is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, known by the Obligor, nor to the best of their knowledge is there any basis therefor, wherein an unfavorable decision, ruling or finding would, in any way, materially adversely affect the obligations contemplated by this Guaranty or which, in any way would adversely affect the validity or enforceability of this Guaranty.

                                   ARTICLE II

                            COVENANTS AND AGREEMENTS

     SECTION 2.1. The Obligor hereby unconditionally guarantees for the benefit of the holders from time to time of the Bonds and the Authority:

          (a)  to the Trustee:

               (i) the full and prompt payment of the principal of and premium, if any, on the Bonds when and as the same shall become due, whether at the stated maturity thereof, by acceleration, call for redemption or otherwise;

               (ii) the full and prompt payment of any interest on the Bonds when and as the same shall become due; and

               (iii) the payment, performance and observance of the duties, obligations, covenants and agreements to be made, observed or performed by the Obligor contained in the Lease and by the Issuer and the Obligor contained in the Mortgage and the Security Agreement;

          provided that nothing herein shall be construed as a guarantee of the Trustee's performance of its obligations under the Indenture; and

          (b)  to the Authority:

               (i) the full and prompt payment of any and all amounts paid by the Authority under the Mortgage Insurance Agreements pursuant to which the Authority agrees to insure payment of the "mortgage payments" as provided and as defined in the Mortgage Insurance Agreements; and

               (ii) the full and prompt payment of any and all expenses incurred by the Authority in enforcing, the remedies under this Guaranty, the Mortgage, the Security Agreements, the Mortgage Insurance Agreements, the Lease, the Regulatory Agreement or any other agreement or instrument executed in connection with the financing of the acquisition of the Project, and any and all expenses incurred by the Authority, whether or not the same is required to be done by the Authority, relating to the preservation of the Project, including attorneys' fees.

     All payments by the Obligor hereunder shall be paid in lawful money of the United States of America. Each and every default in payment of the principal of, and premium, if any, or interest on the Bonds, or default in the payment, performance or observance by the Obligor of any term of the Lease or by the Obligor of any term of the Sublease or by the Issuer or the Obligor of any term of the Mortgage or the Security Agreement, shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

     SECTION 2.2. The Obligor shall comply with all covenants of the Regulatory Agreement.

     SECTION 2.3. The obligations of the Obligor hereunder shall be absolute and unconditional and shall remain in full force and effect until the entire principal of and premium, if any, and interest on the Bonds and any and all amounts payable by the Obligor under the Lease and by the Issuer or the Obligor under the Mortgage or the Security Agreement, and any and all amounts and expenses paid or incurred by the Authority under the Mortgage Insurance Agreements, or in enforcing any of its remedies or otherwise relating to the Project, shall have been paid or fully and unconditionally provided for, and such obligation shall not be affected, reduced, modified or impaired upon the happening from time to time of any event, including without limitation, any of the following, whether or not with notice to, or consent of, the Obligor:

          (a) the compromise, settlement, release, change, modification or termination of any or all of the obligations, covenants or agreements of the Issuer under the Bonds, the Indenture, the Lease, the Sublease, the Mortgage, the Security Agreement, the Mortgage Insurance Agreements or any other document executed in connection with the financing of the Project, (collectively, the "Financing Documents");

          (b) the failure to give notice to the Obligor of the occurrence of an event of default under the terms and provisions of this Guaranty, or any of the Financing Documents, except as specifically provided in this Guaranty or in any of the Financing Documents;

          (c) the assignment or mortgaging or the purported assignment or mortgaging of all or any part of the interest of the Issuer or the Obligor in the Project or any failure of title with respect to the Issuer's interest in the Project;

          (d) the waiver of the payment, performance or observance by the Issuer, the Trustee, the Authority or the Obligor of any of the obligations, conditions, covenants or agreements of any of them contained in this Guaranty or any of the Financing Documents;

          (e) the extension of the time for payment of the principal of, and premium, if any, or interest on the Bonds owing or payable thereon or of amounts owing or payable under this Guaranty or under any of the Financing Documents, or of the time for performance of any other obligations, covenants or agreements under or arising out of this Guaranty or any of the Financing Documents or the extension or the renewal of any thereof;

          (f) the waiver, modification or amendment (whether material or otherwise) of any duty, obligation, covenant or agreement set forth in this Guaranty or any of the Financing Documents;

          (g) the taking, or the omission, of any action referred to in this Guaranty or any of the Financing Documents;

          (h) any failure, omission, delay or lack on the part of the Issuer, the Authority or the Trustee to enforce, assert or exercise any right, power or remedy conferred on the Issuer, the Authority or the Trustee in this Guaranty or any of the Financing Documents, or any other act or acts on the part of the Issuer, the Authority, the Trustee or the holders of the Bonds;

          (i) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting Obligor or the Issuer or any of the assets either, or any allegation or contest of the validity of this Guaranty in any such proceeding;

          (j) to the extent permitted by law, the release or discharge of any of the Obligor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty or the Mortgage Insurance Guaranty by operation of law;

          (k) the default or failure of the Obligor to fully perform its obligations set forth in this Guaranty; or

     SECTION 2.4. No act of commission or omission of any kind or at any time upon the part of the Authority, its successors or assigns, with respect to any matter whatsoever shall in any way impair the rights of the Authority to enforce any right, power or benefit under this Guaranty and no setoff, counterclaim, reduction, or diminution of any obligation, or any defense of any kind or nature which the Obligor have or may have against the Issuer, the Trustee or the Authority or any assignee or successor thereof shall be available hereunder to the Obligor against the Authority, except as may be specifically provided in this Guaranty.

     SECTION 2.5. In the event of a default:

          (a) in payment of the principal installments of, or premium, if any, on the Bonds when and as the same shall become due, whether at the stated maturity thereof, by acceleration, call for redemption or otherwise;

          (b) in the payment of any interest on the Bonds when and as the same shall become due; or

          (c) in the payment, observance or performance of the duties, obligations, covenants or agreements to be made, observed or performed by the Obligor contained in the Lease, or the Regulatory Agreement or by the Issuer or the Obligor contained in the Bonds, the Mortgage, or the Security Agreement, and any such default shall continue beyond the period of grace, if any, allowed with respect thereto, or if the Authority, under the terms of the Mortgage Insurance Agreements, shall make any payment, whether principal or interest, or shall pay or incur other expenses, the Authority and the Trustee, in their sole discretion, shall have the right to proceed first and directly against the Obligor under this Guaranty without proceeding against or exhausting any other remedies which it may have and without resorting to any other security held by the Issuer, the Authority or the Trustee.

     The Obligor recognizes and acknowledges that its obligations hereunder shall apply to and continue with respect to any amount paid to the Authority under this Guaranty which is subsequently recovered from the Authority in or as a result of any bankruptcy, reorganization, insolvency, preference or fraudulent conveyance proceeding affecting any of them, notwithstanding the fact that the Bonds may have been previously paid in full or this Guaranty returned, or both.

     SECTION 2.6. The Obligor hereby expressly waives notice from the Trustee, the Authority or the holders of the Bonds of their acceptance and reliance on this Guaranty. The Obligor covenants and agrees to pay all costs, expenses and fees, including all reasonable attorneys' fees, which may be incurred by the Trustee or the Authority in foreclosing upon the real property and improvements subject to the lien of the Mortgage or the Security Agreement, or in enforcing or attempting to enforce the Lease, the Sublease, the Regulatory Agreement, the Mortgage or the Security Agreement or this Guaranty following any default on the part of the Obligor hereunder, whether the same shall be enforced by suit or otherwise.

     SECTION 2.7. The Obligor covenants and agrees that it is liable for all claims arising under this Guaranty to the full extent of such claims, and that the Trustee and the Authority or either of them may elect, in their sole discretion, to proceed against them or any of them, for any such claim without prejudice to their right so to elect for any future claim.

     SECTION 2.8. This Guaranty is entered into by the Obligor for the benefit of the Trustee, the Authority and the holders from time to time of the Bonds and any successor trustee or trustees under the Indenture.

                                   ARTICLE III

                         NOTICE AND SERVICE OF PROCESS,
                           PLEADINGS AND OTHER PAPERS

     SECTION 3.1. The Obligor irrevocably:

          (a) agrees that any suit, action, or other legal proceeding arising out of this Guaranty may be brought in the courts of record of the State of Rhode Island or the courts of the United States located in the State of Rhode Island;

          (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; and

          (c) waives any objections which it, he or she may have to the laying of venue of such suit, action or proceeding in any of such courts and waives any right to a trial by jury in any of such courts.

     For such time as the Bonds shall be unpaid in whole or in part, process in any such suit, action or proceeding first shall be attempted to be served upon the duly appointed agents for service of process of the Obligor, such appointment to be made by certified mail to: Manager, Rhode Island Industrial-Recreational Building Authority, 7 Jackson Walkway, Providence, Rhode Island 02903. Should the Obligor fail to appoint such agents or if such service of process is either unsuccessful or deemed invalid for any reason, then such service of process shall be made upon the Secretary of State of the State of Rhode Island whom the Obligor irrevocably designates as its agent to accept and acknowledge on its behalf service of any and all process in any such suit, action or proceeding brought in any such court, and each of the Obligor agrees and consents that any such service of process upon such agent and written notice of such service to each of the Obligor by registered or certified mail shall be taken and held to be valid personal service upon the Obligor. Such agent shall not have any power or authority to enter any appearance or to file any pleadings in connection with any suit, action or other legal proceedings against the Obligor or to conduct the defense of any such suit, action or any other legal proceeding except upon written direction of the Obligor.

     SECTION 3.2. Any notice, process, pleadings or other papers served upon the registered agent or Secretary of State shall, at the same time, be sent by registered or certified mail to the Guarantors at the following address: or to such other addresses as may be furnished by the Obligor to the Trustee and the Authority in writing.

                                   ARTICLE IV

                                  MISCELLANEOUS

     SECTION 4.1. The obligations of the Obligor hereunder shall arise absolutely and unconditionally when the Bonds shall have been issued, sold and delivered by the Issuer.

     SECTION 4.2. No remedy herein conferred upon or reserved to the Trustee or the Authority is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty to either of them or now or hereafter existing at law or in equity.

     No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Trustee and the Authority to exercise any remedy reserved to it in this Guaranty, it shall not be necessary to give any notice, other than such notice as may be herein expressly required.

     In the event any provision contained in this Guaranty should be breached by any party and thereafter duly waived by any other party so empowered to act, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom, or course of dealing, but solely by an instrument in writing duly executed by the parties thereunto duly authorized by this Guaranty.

     SECTION 4.3. The invalidity or unenforceability of any one or more phrases, sentences, clauses or Sections contained in this Guaranty shall not affect the validity or enforceability of the remaining portions of this Guaranty or any part thereof.

     SECTION 4.4. The date of this Guaranty is for identification purposes only and is not intended to indicate that this Guaranty was executed on June 1, 1992. This Guaranty becomes effective on the date of its acceptance by the Trustee as shown below.

     SECTION 4.5. This Guaranty shall be governed by and construed in accordance with the laws of the State of Rhode Island.

     IN WITNESS WHEREOF, the Obligor has caused this Guaranty to be executed and delivered in its name and on its behalf and its seal to be hereunto affixed by its duly authorized officers, all as of the date first above written.



(SEAL)


ATTEST                                  STERICYCLE, INC.

/s/ Michael Beinert                     By  /s/ Vernon J. Nagel
- -----------------------------------        -------------------------------------
Title:                                        Vernon J. Nagel
                                              Chief Financial Officer
                                                and Vice President

Accepted as of the 30th day
of June, 1992 by


(Corporate Seal)


ATTEST                                  FLEET NATIONAL BANK, as Trustee

/s/                                     By  /s/ Paul D. Allen
- -----------------------------------        -------------------------------------
Title: Official Assistant                    Paul D. Allen
                                             Vice President

WITNESS                                 RHODE ISLAND
                                        INDUSTRIAL-RECREATIONAL BUILDING
                                        AUTHORITY

/s/                                     By  /s/ Robert E. Donovan
- -----------------------------------        -------------------------------------
                                             Robert E. Donovan
                                             Manager

                                      EXHIBIT D

                                 REGULATORY AGREEMENT

    This REGULATORY AGREEMENT, dated as of June 1, 1992, between Stericycle, Inc. (the "Obligor"), and the Rhode Island Industrial Recreational Building Authority (the "Authority").

                                 W I T N E S S E T H

    WHEREAS, the Rhode Island Industrial Facilities Corporation (the "Issuer") has issued its Industrial Development Revenue Bonds in the principal amount of $2,030,000 (the "Bonds") and has used the proceeds of the Bonds to finance the renovation and improvement of a manufacturing facility and the acquisition and installation of equipment therein in the City of Woonsocket, Rhode Island, to be leased to the Obligor for its use in the treatment and conversion of medical waste into recyclable raw material for secondary use (the "Project");

    WHEREAS, the payment of principal and interest on such Bonds is being, and shall be, made by the Obligor pursuant to a Lease Agreement dated as of June 1, 1992 by and between the Issuer and the Obligor (the "Lease") (defined terms shall have the meaning herein as such terms have in the Lease);

    WHEREAS, such payments have been assigned to Fleet National Bank (the "Trustee"), as Trustee for the Bondholders;

    WHEREAS, the Issuer has entered into a mortgage (dated as of June 1, 1992 (the "Mortgage") and a security agreement dated as of June 1, 1992 (the "Security Agreement") in order to secure payment of the Bonds;

    WHEREAS, the Obligor has entered into a Guaranty Agreement (the "Guaranty") with the Trustee and the Authority dated as of June 1, 1992 pursuant to which the Obligor guarantees payment of the Bonds;

    WHEREAS, pursuant to Chapter 34 of Title 42 of the Rhode Island General
Laws (1956), as amended (such Chapter hereinafter referred to as the "Act"), the Authority has agreed, subject to certain conditions, to enter into the Mortgage Insurance Agreement (Equipment) and the Mortgage Insurance Agreement (Real Estate) (the "Insurance Agreements") in order to insure the Mortgage and the Security Agreement; and

    WHEREAS, the Authority has established certain operating conditions to which the Obligor must adhere in consideration for providing such insurance;

    NOW, THEREFORE, the Obligor and the Authority, in consideration of the issuance and delivery of the Insurance Agreement and in order to comply with the requirements of the Authority, agree for themselves, their successors and assigns, and any owner of the Project, and so long as the Mortgage Insurance Agreements continue in effect, and during such further period of time as the Authority shall be the insurer of the Security Agreement and Mortgage, or during any time the Authority is obligated to insure a Mortgage or Security Agreement on the Project, as follows:

    (1) The   Obligor covenants as follows:

         (a) Obligor shall not declare or pay any dividends OR DISTRIBUTIONS WHICH WILL CAUSE A VIOLATION OF ANY OF THE TERMS AND CONDITIONS OF THE RHODE ISLAND INDUSTRIAL-RECREATIONAL BUILDING AUTHORITY INSURED BOND TRANSACTION.

         (b) Obligor shall maintain Working Capital (Current Assets minus Current Liabilities) of at least $100,000, commencing December 31, 1992.

         (c) Obligor shall maintain a Current Ratio (Current Assets divided by Current Liabilities) of at least 1.3 to 1, commencing December 31, 1992.

         (d) Obligor's Debt/Worth Ratio (Total Liabilities divided by Tangible Net Worth) shall not exceed 3 to 1, commencing December 31, 1992.

         (e) Obligor shall submit to the Authority unaudited comparative financial statements for each of the first three quarters of its fiscal year within 45 days from the end of each quarter.

         (f) Obligor shall submit to the Authority fully audited comparative financial statements, certified by an independent certified public accountant, within ninety (90) days from the end of each fiscal year, said certification to include a statement that all tax, insurance and utility payments required under the Lease are current and that all financial requirements of the Lease have been complied with.

         (g) Obligor may not assign, sell, mortgage or sublease the Lease without the prior written consent of the Authority.

         (h) That a change in ownership of more than 49% of the outstanding voting stock of the Obligor (whether in any one event or in the aggregate) shall require the prior written consent of the Authority. THIS PROVISION IS NOT APPLICABLE TO PUBLIC OFFERINGS OF STOCK BY THE LESSEE,

         (i) Obligor covenants that the project is in compliance with all environmental laws, that the Obligor will continue to comply with all environmental laws, and that the Obligor shall immediately notify the Authority of any notices of violation of environmental law or any claims made with respect thereto. In addition, Obligor shall indemnify and hold harmless the Authority, the Issuer and the Trustee against any and all violations of environmental law.

         (j) That the Obligor shall guarantee the payment of the Bonds between the Issuer and the Trustee; said guarantee shall include a direct guarantee of the Authority of any obligation undertaken by the Authority as debt insurer.

         (k) Obligor is prohibited from lending in any form to its officers, stockholders or employees EXCEPT TO THE EXTENT OF STOCK PURCHASE AGREEMENT LOANS. SAID LOANS SHALL NOT EXCEED FAIR MARKET VALUE OF THE STOCK ON THE DATE OF PURCHASE.

         (1) The Project, equipment, buildings, plans, offices, apparatus, devices, books, contracts, records, documents and other papers relating thereto shall at all times be maintained in reasonable condition for proper audit and subject to examination and inspection at any reasonable time by the Authority or its duly authorized agents. Subject to the limitations stated in Paragraph (m), Obligor shall keep copies of all material written contracts or other instruments which affect the Project, all or any of which may be subject to inspection and examination by the Authority or its duly authorized agents.

         (m) At the request of the Authority, its employees or attorneys, the Obligor shall give specific answers to questions upon which information is desired from time to time relative to the income, assets, liabilities, contracts, operation and condition of the property and the status of the Mortgage and Security Agreement and any other information with respect to the Obligor or the Project which may be requested.

         (n) The Project shall be used only for (i) the manufacturing, processing or assembling of raw materials or manufactured products or (ii) the providing of research or warehousing facilities for any such industry.

         (o) Obligor's compliance with financial requirements applicable to it under this Agreement, the Lease, the Mortgage or the Security Agreement shall be determined on the basis of financial statements of Obligor (consolidated where appropriate) prepared in accordance with generally accepted accounting principles applied on a consistent basis.

         (p) That the Obligor shall obtain an Environmental Site Assessment Report from a qualified engineer that is satisfactory to the Authority.

         (q) That all Obligor indebtedness to any officers, stockholders or employees is to be fully subordinated to the Bonds.

         (r) A default under the terms of any other Authority issued indebtedness of the Obligor shall constitute a default hereunder; and, the Obligor acknowledges that all collateral pledged under any Authority insured indebtedness of Obligor shall act as security for all such indebtedness.

         (s) That the premium to be charged by the Authority for insurance of the principal interest and certain other payments under said Insurance Agreements shall be 3/4 of 1% per annum of the principal balance of the real estate portion of the financing and one and one quarter percent of the principal of the equipment portion of the financing.

         (t) That the administration fee to be charged by the Issuer shall be 1/8 of 1% per annum of the principal balance of the Bonds, payable monthly in arrears.

         (u) That there may be a charge to the Obligor for legal expenses of the Authority, up to a maximum of $5,000, and that the charge to the Obligor for legal and bond issue expenses of the Issuer, up to and including June 29, 1992, shall be limited to a total of $10,000 provided standard documentation is acceptable to the parties.

         (v) That there may be a charge to the Obligor for the issuance of a comfort letter prepared by the Authority's auditor.

    (2) Nothing contained in this Regulatory Agreement shall be deemed to require the Authority to take any action whatsoever with respect to (a) the operation, care, management or repair of the Project, or (b) the exercise of any right or remedy of the Authority hereunder. Any action taken or any failure to act shall be at the Authority's election and without liability on its part. No waiver, forbearance, extension of time or other indulgence shown by the Authority to the Obligor or to any other person now or hereafter having any interest in the Project, with respect to any condition, covenant or agreement of them or any of them shall affect the right of the Authority thereafter to require performance or observance of the same or any other condition, covenant or agreement. The failure of the Authority to act or the waiver in any instance of the exercise of any right or remedy of the Authority hereunder shall not be deemed to thereafter bar the Authority from acting and shall not constitute a waiver of any other right or remedy or prevent the subsequent exercise of such right or remedy or any similar right or remedy.

    (3) Obligor acknowledges that a breach of any covenant hereunder shall constitute a default under this Regulatory Agreement, and Obligor, the Issuer and the Trustee agree that in the event of such default under this Regulatory Agreement, the Authority may in its discretion notify them that such default shall also constitute an Event of Default under the Lease and in such event the Issuer, the Trustee and the Authority shall be entitled to pursue any remedy available to them or any of them under the Lease for such breach.

    (4) The Authority shall not be liable for any of its acts hereunder except for gross negligence and intentional misconduct. In no event shall the Authority be liable for any failure to act.

    (5) This instrument shall bind, and the benefits shall inure to, the respective parties hereto, their legal representatives, executors, administrators, successors in office or interest and assigns and all owners of the Mortgaged Property, so long as the Insurance Agreements continue in effect and during such further time as the Authority shall be the owner or insurer of the Mortgage or obligated to insure the Mortgage. No modification, amendment or waiver of any provision hereof shall be effective without the written consent of the Authority.

    (6) The invalidity of any clause, part or provision of this Regulatory Agreement shall not affect the validity of the remaining portions thereof.

    (7) Obligor warrants that it has not and will not execute any other agreement with provisions contradictory to, or in opposition to, the provisions hereof, and that, in any event, the requirements of this Regulatory Agreement are paramount and controlling as to the rights and obligations set forth herein and supersede any other requirements in conflict therewith.

    (8) Except as required by law, the Authority hereby agrees to maintain the confidentiality of any information provided by the Obligor with respect to trade secrets and other non-public information, as requested by the Obligor.

    (9) This Regulatory Agreement shall become effective upon its execution and delivery and the delivery by the Authority of the Insurance Agreements. The date of this Regulatory Agreement shall be for identification purposes only and shall not be construed to imply that this Regulatory Agreement was executed on June 1, 1992.

    Executed and delivered this         day of         , 1992.
                                -------        --------

WITNESS:                           STERICYCLE, INC.


                                  BY:
- --------------------------------    --------------------------------
                                    Title:


WITNESS:                           RHODE ISLAND INDUSTRIAL-
                                  RECREATIONAL BUILDING AUTHORITY


                                  BY:
- --------------------------------    --------------------------------
                                       Manager


APPROVED AND ACKNOWLEDGED:        RHODE ISLAND INDUSTRIAL FACILITIES
                                  CORPORATION


                                  By:
                                    --------------------------------
                                       Treasurer:


ACKNOWLEDGED:                      FLEET NATIONAL BANK, as Trustee


                                  By
                                    --------------------------------
                                       Title:

STATE OF RHODE ISLAND
COUNTY OF PROVIDENCE


    I, the undersigned, a Notary Public in and for said State and County, do
hereby certify that before me personally appeared                              ,
whose name       as                                 of Stericycle, Inc. is
signed to the foregoing Regulatory Agreement, and who is known to me and known by me to be such officer, acknowledged before me on this day under oath, that, being informed of the contents of said Regulatory Agreement he, with full authority, executed the same as his free act and deed and as the free act and deed of said Stericycle, Inc.

    Given under my hand and seal of office this       day of June, 1992.


                                    --------------------------------
                                            Notary Public


STATE OF RHODE ISLAND
COUNTY OF PROVIDENCE

    I, the undersigned, a Notary Public in and for said State and County, do
hereby certify that before me personally appeared                       , whose
                                                 ---------------------
name as              of the Rhode Island Industrial-Recreational Building
       ------------
Authority is signed to the foregoing Regulatory Agreement, and who is known to me and known by me to be such officer, acknowledged before me on this day under oath, that, being informed of the contents of said Regulatory Agreement he, with full authority, executed the same as his free act and deed and as the free act and deed of said Rhode Island Industrial-Recreational Building Authority.

    Given under my hand and seal of office this          day of June, 1992.


                                    --------------------------------
                                            Notary Public

STATE OF RHODE ISLAND
COUNTY OF PROVIDENCE


    I, the undersigned, a Notary Public in and for said State and County, do
hereby certify that before me personally appeared                      , whose
                                                 --------------------
name as                  of Rhode Island Industrial Facilities Corporation is
       ----------------
signed to the foregoing Regulatory Agreement, and who is known to me and known by me to be such officer, acknowledged before me on this day under oath, that, being informed of the contents of said Regulatory Agreement he, with full authority, executed the same as his free act and deed and as the free act and deed of said Rhode Island Industrial Facilities Corporation.

    Given under my hand and seal of office this          day of June, 1992.


                                    --------------------------------
                                            Notary Public


STATE OF RHODE ISLAND
COUNTY OF PROVIDENCE

    I, the undersigned, a Notary Public in and for said State and County, do
hereby certify that before me personally appeared                     , whose
                                                 -------------------
name as                  of Fleet National Bank is signed to the foregoing
       ----------------
Regulatory Agreement, and who is known to me and known by me to be such officer, acknowledged before me on this day under oath, that, being informed of the contents of said Regulatory Agreement he, with full authority, executed the same as his free act and deed and as the free act and deed of said Fleet National Bank.


    Given under my hand and seal of office this          day of June, 1992.


                                    --------------------------------
                                            Notary Public